UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 3, 2005
(Date of earliest event reported)

SBC COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8610	43-1301883
(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

(210) 821-4105
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      Throughout this document, the Registrant, SBC Communications Inc, is referred to as “we” or “SBC”.

      SBC is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including Registration Statements on Form S-3 (File Nos. 333-105774 and 333-118476), information about its pending acquisition of AT&T Corp. (“AT&T”) and about AT&T. Unaudited Pro Forma Condensed Combined Financial Information, derived from the historical consolidated financial statements of SBC and AT&T and adjusted to give effect to SBC’s acquisition of AT&T, is attached hereto as Exhibit 99.1. Additional information from SBC’s Registration Statement on Form S-4 (File No. 333-123283) is attached hereto as Exhibit 99.2. The AT&T Annual Report on Form 10-K for the year ended December 31, 2004, including financial statements, is attached hereto as Exhibit 99.3. Each of these exhibits is incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

      Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in SBC’s filings with the Securities and Exchange Commission. SBC disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

FIRST QUARTER RESULTS

      We announced on April 25, 2005, our results of operations for the first quarter of 2005. Our press release included the following information:

      We reported first-quarter earnings from continuing operations of $885 million, or $0.27 per diluted share compared with earnings of $1.9 billion, or $0.58 per diluted share in the year-ago quarter. First-quarter 2004 earnings included a one-time gain of $0.22 per diluted share from the disposition of our investment in Belgacom, S.A. First-quarter 2005 earnings included after-tax expenses of $242 million, or $0.07 per diluted share, for SBC’s proportionate share of merger integration and non-cash intangible amortization costs at Cingular related to Cingular’s acquisition of AT&T Wireless in October 2004.

      Our first-quarter 2005 reported revenues from continuing operations totaled $10.2 billion, up 2.4 percent compared with the first quarter of 2004. Cingular reported first-quarter 2005 revenues of $8.2 billion, up 5.3 percent compared with pro forma revenues for the first quarter of 2004. (Cingular’s 2004 pro forma results include AT&T Wireless and other acquired properties and exclude divested and agreed-to-be divested properties.) Our first-quarter 2005 wireline revenues totaled $9.3 billion, up 2.8 percent versus the year-ago first quarter. Wireline data revenues grew 6.7 percent to $2.8 billion, reflecting continued growth in DSL services along with transport and integration services.

      Our first-quarter operating expenses totaled $8.7 billion, and operating income was $1.6 billion, compared with first-quarter 2004 operating expenses of $8.5 billion and operating income of $1.5 billion. Our operating income margin was 15.2 percent, compared with 15.1 percent in the year-earlier first quarter.

      We reported a net gain of 504,000 DSL lines for the first-quarter 2005 and as of the end of the quarter, we had 5.6 million DSL lines in service. Our total long distance lines increased by 1.1 million for the quarter and as of the end of the first quarter 2005, we had 22.0 million lines.

      Our retail consumer line base declined by 88,000 in the first quarter of 2005, compared with declines of 305,000 in the first quarter of 2004 and 192,000 in the fourth quarter of 2004. A major driver of this quarter’s improvement was a continued reversal in wholesale line trends. In the first quarter of 2005, we posted a decline in wholesale lines (UNE-P and resale) of 343,000 compared with an increase of 135,000 in the year-ago first quarter. Wholesale lines decreased 302,000 in the fourth quarter of 2004. SBC’s retail business access lines base declined by 45,000 in the first quarter of 2005. This compared with declines of 242,000 in the first quarter a year ago and 74,000 in the fourth quarter of 2004. Our penetration of consumer retail lines with at least one key service – long distance, DSL, joint-billed Cingular or SBC/DISH Network video – increased to 64 percent at the end of the quarter, up from 50 percent a year earlier.

      Cingular had net subscriber additions of 1.4 million for the first quarter of 2005 compared with a pro forma gain of 1.8 million in the preceding quarter. Cingular ended the quarter with 50.4 million total subscribers. Cingular revenues totaled $8.2 billion in the quarter, up 5.3 percent from pro forma results in the year-earlier first quarter. Cingular’s first-quarter 2005 operating expenses were $8.1 billion, including $591 million of merger integration and non-cash intangible amortization costs related to Cingular’s acquisition of AT&T Wireless.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No.	Description
12	Computation of Pro Forma Ratio of Earnings to Fixed Charges.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for AT&T Corp.

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm for Cingular Wireless LLC.

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Omnipoint Facilities Network II, LLC.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of SBC Communications Inc. and AT&T Corp. as of and for the year ended December 31, 2004.

99.2	Selections from the SBC Communications Inc. Registration Statement on Form S-4 (File No. 333-123283) (“Form S-4”). No pages of the Form S-4 other than those selected and included in this Exhibit are part of this Exhibit, even if cross-referenced from the pages included in this Exhibit. No material incorporated in the Form S-4 is part of this Exhibit.

99.3	AT&T Corp. Annual Report on Form 10-K for the year ended December 31, 2004. The material set forth in Amendment No. 1 (representing the filing of disclosures pursuant to Items 10-14 and related exhibits) to the AT&T Corp. Form 10-K for the year ended December 31, 2004 is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

99.4	SBC Communications Inc. selected financial and operating data.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.
Date: May 3, 2005	By:	/s/ JOHN J. STEPHENS
John J. Stephens
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
12	Computation of Pro Forma Ratio of Earnings to Fixed Charges.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for AT&T Corp.

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm for Cingular Wireless LLC.

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Omnipoint Facilities Network II, LLC.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of SBC Communications Inc. and AT&T Corp. as of and for the year ended December 31, 2004.

99.2	Selections from the SBC Communications Inc. Registration Statement on Form S-4 (File No. 333-123283) (“Form S-4”). No pages of the Form S-4 other than those selected and included in this Exhibit are part of this Exhibit, even if cross-referenced from the pages included in this Exhibit. No material incorporated in the Form S-4 is part of this Exhibit.

99.3	AT&T Corp. Annual Report on Form 10-K for the year ended December 31, 2004. The material set forth in Amendment No. 1 (representing the filing of disclosures pursuant to Items 10-14 and related exhibits) to the AT&T Corp. Form 10-K for the year ended December 31, 2004 is not attached hereto or included as an exhibit and is not being incorporated herein by reference.

99.4	SBC Communications Inc. selected financial and operating data.